Net income per common share (Tables)	12 Months Ended
Dec. 31, 2017
Earnings Per Share
Schedule Of Earnings Per Share Basic And Diluted Table Text Block

(In thousands, except per share information)		2017	2016	2015
Net income from continuing operations		$107,681	$215,556	$893,997
Net income from discontinued operations		-	1,135	1,347
Preferred stock dividends		(3,723)	(3,723)	(3,723)
Net income applicable to common stock		$103,958	$212,968	$891,621
Average common shares outstanding		101,966,429	103,275,264	102,967,186
Average potential dilutive common shares		78,907	102,019	157,123
Average common shares outstanding - assuming dilution		102,045,336	103,377,283	103,124,309
Basic EPS from continuing operations		$1.02	$2.05	$8.65
Basic EPS from discontinued operations	$	―	$0.01	$0.01
Total Basic EPS		$1.02	$2.06	$8.66
Diluted EPS from continuing operations		$1.02	$2.05	$8.64
Diluted EPS from discontinued operations	$	―	$0.01	$0.01
Total Diluted EPS		$1.02	$2.06	$8.65